UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

ARMATA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-37544	91-1549568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5005 McConnell Avenue Los Angeles, California	90066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 655-2928

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ARMP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendments to Existing Credit Agreements

On January 23, 2026, Armata Pharmaceuticals, Inc. (the “Company”) entered into amendments (collectively, the “Credit Agreement Amendments”) to four existing credit agreements, each as previously amended, with Innoviva Strategic Opportunities LLC (“Innoviva Sub”), a wholly owned subsidiary of Innoviva, Inc., a principal shareholder of the Company (“Innoviva”). The Credit Agreement Amendments extend the maturity date to June 1, 2027 under each of the following agreements: (i) that certain credit and security agreement, dated as of March 12, 2025 (the “First Amendment to March 2025 Credit Agreement”), by and among the Company, as borrower, Innoviva Sub, as lender, and certain domestic subsidiaries of the Company, as guarantors; (ii) that certain credit and security agreement, dated as of March 4, 2024 (the “Second Amendment to March 2024 Credit Agreement”), by and among the Company, as borrower, Innoviva Sub, as lender, and certain domestic subsidiaries of the Company, as guarantors; (iii) that certain credit and security agreement, dated as of July 10, 2023 (the “Fourth Amendment to July 2023 Credit Agreement”), by and among the Company, as borrower, Innoviva Sub, as lender, and certain domestic subsidiaries of the Company, as guarantors; and (iv) that certain secured convertible credit and security agreement, dated as of January 10, 2023 (the “Fifth Amendment to January 2023 Credit Agreement”), by and among the Company, as borrower, Innoviva Sub, as lender, and certain domestic subsidiaries of the Company, as guarantors.

The foregoing description of the Credit Agreement Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement Amendments, which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Outstanding Warrants

On January 23, 2026, the Company and Innoviva Sub entered into an amendment (the “Warrant Amendment”) to four outstanding warrant certificates previously issued by the Company to Innoviva Sub. The Warrant Amendment extends the expiration date of each of the following warrants to January 26, 2031: (i) that certain Warrant Certificate, originally issued on February 9, 2022, evidencing warrants to purchase 1,807,396 shares of common stock; (ii) that certain Warrant Certificate, originally issued on March 31, 2022, evidencing warrants to purchase 2,692,604 shares of common stock; (iii) that certain Warrant Certificate, originally issued on January 26, 2021, evidencing warrants to purchase 1,867,912 shares of common stock; and (iv) that certain Warrant Certificate, originally issued on March 17, 2021, evidencing warrants to purchase 4,285,935 shares of common stock.

The foregoing description of the Warrant Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Voting Agreement

In conjunction with the Credit Agreement Amendments and Warrant Amendment, on January 23, 2026, the Company, Innoviva and Innoviva Sub entered into an amendment (the “Voting Agreement Amendment”) to that certain Second Amended and Restated Voting Agreement, dated February 9, 2022, by and among the Company, Innoviva and Innoviva Sub (as amended, restated or otherwise modified from time to time, the “Voting Agreement”). The Voting Agreement Amendment modifies the expiration date under the Voting Agreement to be the earlier to occur of: (i) January 26, 2031 or (ii) approval by the U.S. Food and Drug Administration of any of the product candidates of the Company for marketing and commercial distribution.

The foregoing description of the Voting Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement Amendment, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Warrant Amendment, dated January 23, 2026.
10.1	First Amendment to March 2025 Credit Agreement, dated January 23, 2026.
10.2	Second Amendment to March 2024 Credit Agreement, dated January 23, 2026.
10.3	Fourth Amendment to July 2023 Credit Agreement, dated January 23, 2026.
10.4	Fifth Amendment to January 2023 Credit Agreement, dated January 23, 2026.
10.5	Voting Agreement Amendment, dated January 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2026		Armata Pharmaceuticals, Inc.

	By:	/s/ David House
	Name:	David House
	Title:	Senior Vice President, Finance and Principal Financial Officer